UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2005 (December 1, 2005)

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

0-2844 (Blue Ridge)

24-0854342 (Blue Ridge)

Pennsylvania

0-2843 (Big Boulder)

24-0822326 (Big Boulder)

(State or Other Jurisdiction of Incorporation)

(Commission File Number)

(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania                       18610-0707

(Address of Principal Executive Offices)                                                       (Zip Code)

(570) 443-8433

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On December 1, 2005, Blue Ridge Real Estate Company and Big Boulder Corporation (together, the “Companies”) each entered into a separate lease agreement (together, the “Leases”) with JFBB Ski Areas, Inc. (“JFBB”), whereby the Companies have agreed to lease to JFBB the Jack Frost Mountain and Big Boulder Ski Facilities, located in the Pocono Mountains of Northeaster Pennsylvania.  Both of the Leases contain substantially the same terms.  The term of each Lease is 28 years, commencing on December 1, 2005.  The annual minimum rent under each lease is $200,000 for each ski area, payable in four consecutive monthly installments of $50,000, beginning on January 1, 2006 and continuing through the months February, March and April of each year during the term of the lease.  The Leases provide for annual rent increases based on the U.S. Bureau of Labor and Statistics Consumer Price Index.

JFBB has the right to terminate the Leases at any time after April 1, 2009.  The Companies have the right to terminate the Leases at any time or in the event of default under the respective Lease by JFBB.

The Leases obligate JFBB to make a total of $5,000,000 of capital improvements to the Jack Frost Mountain and Big Boulder Ski Facilities during the first three years of the Leases.

The foregoing is only a summary of each of the Leases.  You are urged to read such agreements in their entirety for a more complete description of the terms and conditions of such agreements.  Copies of the agreements are attached to this report as Exhibits 10.1 and 10.2.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

10.1	Lease agreement, dated as of December 1, 2005, between Blue Ridge Real Estate Company and JFBB Ski Areas, Inc. for the lease of the Jack Frost Mountain Ski Area.
10.2	Lease agreement, dated as of December 1, 2005, between Big Boulder Corporation and JFBB Ski Areas, Inc. for the lease of the Big Boulder Ski Area.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY BIG BOULDER CORPORATION

Date: December 7, 2005	By: /s/ Eldon D. Dietterick
Name: Eldon D. Dietterick Title: Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Lease agreement, dated as of December 1, 2005, between Blue Ridge Real Estate Company and JFBB Ski Areas, Inc. for the lease of the Jack Frost Mountain Ski Area.
10.2	Lease agreement, dated as of December 1, 2005, between Big Boulder Corporation and JFBB Ski Areas, Inc. for the lease of the Big Boulder Ski Area.